                                                                    Exhibit 2.n

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the references to our firm under the caption "Experts" and to the use of our report dated February 5, 2002, in the Registration Statement on Form N-2 (No. 333-_____) and related Prospectus of American Capital Strategies, Ltd. dated May __, 2002.


                                        /s/ Ernst & Young LLP

May 22, 2002
McLean, Virginia